NYLIM VP FUNDS TRUST

NYLIM VP Janus Henderson Balanced Portfolio
(the “Portfolio”)

Supplement dated July 28, 2026 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),
each dated May 1, 2026, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

Effective June 1, 2027, Greg Wilensky will retire from Janus Henderson Investors US LLC and will no longer serve as a portfolio manager of the Portfolio. All references to Mr. Wilensky will be deleted in their entirety from the Summary Prospectus, Prospectus and SAI at that time. Other than this change, the portfolio management team of the Portfolio will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.